Exhibit 99.1

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF SUCH JURISDICTION
Rule 2.10 Announcement and Buyback of Own Shares
21 December 2015
In accordance with Rule 2.10 of the City Code on Takeovers and Mergers (the "Code"), Liberty Global (NASDAQ: LBTYA, LBTYB, LBTYK, LILA and LILAK) confirms that it has the following relevant securities held and in issue outside treasury as of the close of business on 18 December 2015:
•252,757,355 Liberty Global Class A ordinary shares of $0.01 each with ISIN reference GB00B8W67662;

•10,472,517 Liberty Global Class B ordinary shares of $0.01 each with ISIN reference GB00B8W67779;

•585,138,398 Liberty Global Class C ordinary shares of $0.01 each with ISIN reference GB00B8W67B19;

•12,630,580 LiLAC Class A ordinary shares of $0.01 each with ISIN reference GB00BTC0M714;

•523,423 LiLAC Class B ordinary shares of $0.01 each with ISIN reference GB00BTC0M938; and

•30,772,874 LiLAC Class C ordinary shares of $0.01 each with ISIN reference GB00BTC0MD78.

Liberty Global announces that it has acquired shares, pursuant to the exercise of a call option entered into on 16 November 2015, in 355,149 Liberty Global Class C ordinary shares of $0.01 each.
Liberty Global further announces that, pursuant to entering into a call spread transaction on 18 December 2015, it has acquired interests in 133,604 Liberty Global Class C ordinary shares of $0.01 each at a net premium per share of $37.42. Accordingly, Liberty Global confirms that it has entered into the following call spread transactions pursuant to the Buyback Plan:

Date of entry into transaction	Class of relevant security	Product description	Written or purchased	Number of securities to which option or derivative relates	Exercise price per unit (US$)	Type e.g. American, European etc.	Expiry date
18 December 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	133,604	Zero	European	25 January 2016
		Call option	Written	133,604	38.11	European
17 December 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	130,522	Zero	European	22 January 2016
		Call option	Written	130,522	39.01	European
16 December 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	129,823	Zero	European	21 January 2016
		Call option	Written	129,823	39.22	European

15 December 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	131,874	Zero	European	20 January 2016
		Call option	Written	131,874	38.61	European
14 December 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	131,942	Zero	European	19 January 2016
		Call option	Written	131,942	38.59	European
11 December 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	128,609	Zero	European	15 January 2016
		Call option	Written	128,609	39.59	European
10 December 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	126,942	Zero	European	14 January 2016
		Call option	Written	126,942	40.11	European
09 December 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	127,196	Zero	European	13 January 2016
		Call option	Written	127,196	40.03	European
08 December 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	125,751	Zero	European	12 January 2016
		Call option	Written	125,751	40.49	European
07 December 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	124,979	Zero	European	11 January 2016
		Call option	Written	124,979	40.74	European
04 December 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	124,979	Zero	European	08 January 2016
		Call option	Written	124,979	40.74	European
03 December 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	124,247	Zero	European	07 January 2016
		Call option	Written	124,247	40.98	European
02 December 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	122,543	Zero	European	06 January 2016
		Call option	Written	122,543	41.55	European
01 December 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	122,425	Zero	European	05 January 2016
		Call option	Written	122,425	41.59	European
30 November 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	125,906	Zero	European	04 January 2016
		Call option	Written	125,906	40.44	European
27 November 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	125,689	Zero	European	31 December 2015
		Call option	Written	125,689	40.51	European
25 November 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	126,595	Zero	European	30 December 2015
		Call option	Written	126,595	40.22	European

24 November 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	127,132	Zero	European	29 December 2015
		Call option	Written	127,132	40.05	European
23 November 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	124,765	Zero	European	28 December 2015
		Call option	Written	124,765	40.81	European
20 November 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	125,256	Zero	European	24 December 2015
		Call option	Written	125,256	40.65	European
19 November 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	125,102	Zero	European	23 December 2015
		Call option	Written	125,102	40.70	European
18 November 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	123,945	Zero	European	22 December 2015
		Call option	Written	123,945	41.08	European
17 November 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	364,644	Zero	European	21 December 2015
		Call option	Written	364,644	41.89	European

Further Information
A copy of this announcement will be made available on Liberty Global's website, www.libertyglobal.com.
Investors should note that in connection with the recommended offer for Cable & Wireless Communications Plc, Liberty Global will be required to disclose, which may be on a daily basis, certain further information about its share buyback program and capital structure, as well as other information relating to Liberty Global and the recommended offer. This information may be material to investors in connection with the recommended offer. This information will be posted on our website and will be released through the Regulatory News Service in the U.K., as required by the Code. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on our website, as well as through the Regulatory News Service, which can be accessed here:
http://www.londonstockexchange.com/exchange/news/market-news/market-news-home.html.
For more information about Liberty Global, please visit www.libertyglobal.com or contact:

Investor Relations:		Corporate Communications:
Oskar Nooij	+1 303 220 4218	Marcus Smith	+44 20 7190 6374
Christian Fangmann	+49 221 8462 5151	Bert Holtkamp	+31 20 778 9800
John Rea	+1 303 220 4238	Matt Beake	+44 20 8483 6428

Disclosure requirements of the Code
Under Rule 8.3(a) of the Code, any person who is interested in 1% or more of any class of relevant securities of an offeree company or of any securities exchange offeror (being any offeror other than an offeror in respect of which it has been announced that its offer is, or is likely to be, solely in cash) must make an Opening

Position Disclosure following the commencement of the offer period and, if later, following the announcement in which any securities exchange offeror is first identified. An Opening Position Disclosure must contain details of the person's interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s). An Opening Position Disclosure by a person to whom Rule 8.3(a) applies must be made by no later than 3.30 pm (London time) on the 10th business day following the commencement of the offer period and, if appropriate, by no later than 3.30 pm (London time) on the 10th business day following the announcement in which any securities exchange offeror is first identified. Relevant persons who deal in the relevant securities of the offeree company or of a securities exchange offeror prior to the deadline for making an Opening Position Disclosure must instead make a Dealing Disclosure.
Under Rule 8.3(b) of the Code, any person who is, or becomes, interested in 1% or more of any class of relevant securities of the offeree company or of any securities exchange offeror must make a Dealing Disclosure if the person deals in any relevant securities of the offeree company or of any securities exchange offeror. A Dealing Disclosure must contain details of the dealing concerned and of the person's interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror, save to the extent that these details have previously been disclosed under Rule 8. A Dealing Disclosure by a person to whom Rule 8.3(b) applies must be made by no later than 3.30 pm (London time) on the business day following the date of the relevant dealing.
If two or more persons act together pursuant to an agreement or understanding, whether formal or informal, to acquire or control an interest in relevant securities of an offeree company or a securities exchange offeror, they will be deemed to be a single person for the purpose of Rule 8.3.
Opening Position Disclosures must also be made by the offeree company and by any offeror and Dealing Disclosures must also be made by the offeree company, by any offeror and by any persons acting in concert with any of them (see Rules 8.1, 8.2 and 8.4).
Details of the offeree and offeror companies in respect of whose relevant securities Opening Position Disclosures and Dealing Disclosures must be made can be found in the Disclosure Table on the Takeover Panel's website at www.thetakeoverpanel.org.uk, including details of the number of relevant securities in issue, when the offer period commenced and when any offeror was first identified. You should contact the Panel's Market Surveillance Unit on +44 (0)20 7638 0129 if you are in any doubt as to whether you are required to make an Opening Position Disclosure or a Dealing Disclosure.

4